Income Taxes - Reconciliation of Actual Income Tax Expense to the Expected Tax Expense (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Computed "expected" tax expense	$ 11,250	$ 8,559	$ 6,686
State income taxes, net of Federal income tax benefit	1,029	937	780
Tax exempt interest, net of interest expense exclusion	(244)	(234)	(203)
Federal income tax rate in excess of statutory rate related to taxable income over $10 million	290	204	206
Earnings on cash surrender value of life insurance	(128)	(25)	(82)
Expenses not deductible for tax purposes	37	35	26
Stock based compensation expense	14	11	10
Other	62	(181)	92
Total	$ 12,310	$ 9,306	$ 7,515